UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 15, 2022

PROPTECH INVESTMENT CORPORATION II

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39758	83-2426917
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3415 N. Pines Way, Suite 204, Wilson, WY	83014
(Address of Principal Executive Offices)	(Zip Code)

(310) 954-9665
(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-third of one Redeemable Warrant	PTICU	The Nasdaq Stock Market LLC
Shares of Class A Common Stock, par value $0.0001 per share	PTIC	The Nasdaq Stock Market LLC
Redeemable Warrants included as part of the Units	PTICW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Business Combination Agreement

As previously disclosed, on May 17, 2022, PropTech Investment Corporation II, a Delaware corporation (“PTIC II”), entered into a business combination agreement (as amended by the first amendment, dated as of May 27, 2022, the second amendment, dated as of July 14, 2022, and the third amendment dated as of September 7, 2022, and as the same may be further amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”) with RW National Holdings, LLC, a Delaware limited liability company (“Renters Warehouse”), and Lake Street Landlords, LLC, a Delaware limited liability company, in its capacity as the representative of the certain Renters Warehouse unitholders (in such capacity, the “Sellers’ Representative”) pursuant to which Renters Warehouse and PTIC II entered into a proposed business combination (the “Business Combination”).

On October 15, 2022, PTIC II, Renters Warehouse and the Sellers’ Representative entered into the fourth amendment (the “Fourth Amendment”) to the Business Combination Agreement to, among other things, revise certain provisions of Appreciate Intermediate Holdings, LLC’s amended and restated limited liability company agreement, and increase the initial number of directors of the combined company from seven to eight directors.

The foregoing description of the Fourth Amendment is not complete and is subject to and qualified in its entirety by reference to the Fourth Amendment, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.1 and the terms of which are incorporated by reference herein.

Item 7.01 Regulation FD Disclosure.

On October 20, 2022, PTIC II posted an investor presentation relating to the Business Combination with Renters Warehouse, on its website at https://www.proptechinvestmentcorp.com. This presentation is furnished as Exhibit 99.1 to this Current Report on Form 8-K. In addition, on October 20, 2022, PTIC II issued a press release related to the Business Combination with Renters Warehouse. The press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

The foregoing (including Exhibits 99.1 and 99.2) is being furnished pursuant to Item 7.01, and it, along with information contained on PTIC II’s website and the websites of Renters Warehouse, or any of their affiliates (or linked therein or otherwise connected thereto), will not be deemed to be filed, or incorporated by reference into, this Current Report on Form 8-K, for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K may be considered forward-looking statements. Forward-looking statements generally relate to future events or PTIC II’s or Renters Warehouse’s future financial or operating performance, and other “forward-looking statements” (as such term is defined in the Private Securities Litigation Reform Act of 1995), which include statements relating to the Business Combination. In some cases, you can identify forward-looking statements by terminology such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” or the negatives of these terms or similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements are subject to a number of risks and uncertainties, including the inability of the parties to successfully or timely complete the Business Combination. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements.

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by PTIC II and its management, and/or Renters Warehouse and its management, as the case may be, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the business combination agreement; (2) the outcome of any legal proceedings that may be instituted against PTIC II, Renters Warehouse, the combined company following the Business Combination or others following the announcement of the transactions related to the Business Combination including the business combination agreement; (3) the inability to complete the transactions contemplated by the business combination agreement due to the failure to obtain approval of the stockholders of PTIC II, to obtain financing to complete the transactions contemplated by the business combination agreement, or to satisfy other conditions to closing; (4) the failure of any condition precedent to the committed equity facility in connection with the common stock purchase agreement by and between PTIC II and CF Principal Investments LLC, which could cause the termination of such facility; (5) changes to the proposed structure of the transactions contemplated by the business combination agreement that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the transactions contemplated by the business combination agreement; (6) the ability to meet stock exchange listing standards at or following the consummation of the transactions contemplated by the business combination agreement; (7) the risk that the transactions contemplated by the business combination agreement disrupt current plans and operations of Renters Warehouse or PTIC II as a result of the announcement and consummation of the business combination agreement and the transactions contemplated thereby; (8) the ability to recognize the anticipated benefits of the transactions contemplated by the business combination agreement, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (9) costs related to the transactions contemplated by the business combination agreement; (10) changes in applicable laws or regulations; (11) the possibility that Renters Warehouse or the combined company following the Business Combination may be adversely affected by other economic, business, and/or competitive factors; (12) Renters Warehouse’s estimates of expenses and profitability; (13) the failure to realize anticipated pro forma results or projections and underlying assumptions, including with respect to estimated stockholder redemptions, purchase price, and other adjustments;(14) debt defaults, and the need for or failure to obtain additional capital; and (15) other risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in PTIC II’s Annual Report on Form 10-K for the year ended December 31, 2021 and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2022, and June 30, 2022, in the preliminary proxy statement relating to the Business Combination, and in subsequent filings with the Securities and Exchange Commission (“SEC”), including the definitive proxy statement relating to the Business Combination. There may be additional risks that neither PTIC II nor Renters Warehouse presently know or that PTIC II and Renters Warehouse currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements.

Nothing in this Current Report on Form 8-K should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Neither PTIC II nor Renters Warehouse undertakes any duty, and each of PTIC II and Renters Warehouse expressly disclaims any obligation, to update or alter this Current Report on Form 8-K or any projections or forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information About the Proposed Business Combination and Where to Find It

In connection with the Business Combination, on July 14, 2022, PTIC II has filed with the SEC a preliminary proxy statement (as amended from time to time, the “preliminary proxy statement”) relating to the Business Combination. When available, PTIC II will mail a definitive proxy statement and other relevant documents to its stockholders as of a record date to be established for voting on the Business Combination. This Current Report on Form 8-K does not contain all the information that should be considered concerning the Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of transactions contemplated by the business combination agreement. PTIC II’s stockholders and other interested persons are advised to read the preliminary proxy statement and, when available, the amendments thereto and the definitive proxy statement and other documents filed in connection with the Business Combination, as these materials will contain important information about PTIC II, Renters Warehouse and the Business Combination. PTIC II stockholders are able to obtain copies of the preliminary proxy statement, and will also be able to obtain copies of subsequent amendments to the preliminary proxy statement, to the definitive proxy statement, and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to: PropTech Investment Corporation II, 3415 N. Pines Way, Suite 204, Wilson, Wyoming 83014.

Before making any voting or investment decision, investors and security holders of PTIC II are urged to carefully read the entire preliminary proxy statement and, when available, the amendments thereto and the definitive proxy statement and other documents filed in connection with the Business Combination with the SEC, because they will contain important information about the proposed transaction.

Participants in the Solicitation

PTIC II and its directors and executive officers may be deemed participants in the solicitation of proxies from PTIC II’s stockholders with respect to the stockholder proposals. A list of the names of those directors and executive officers and a description of their interests in PTIC II is contained in the preliminary proxy statement and is available free of charge at the SEC’s website at www.sec.gov, or by directing a request to PropTech Investment Corporation II, 3415 N. Pines Way, Suite 204, Wilson, Wyoming 83014.

Renters Warehouse and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of PTIC II in connection with the stockholder proposals. A list of the names of such directors and executive officers and information regarding their interests in the stockholder proposals is included in the preliminary proxy statement and is available free of charge as noted above.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the stockholder proposals. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy or subscribe for any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Fourth Amendment to the Business Combination Agreement, dated as of October 15, 2022
99.1	Investor Presentation, dated October 2022
99.2	Press Release, dated October 20, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 20, 2022	PROPTECH INVESTMENT CORPORATION II

	By:	/s/ Thomas D. Hennessy
	Name:	Thomas D. Hennessy
	Title:	Co-Chief Executive Officer and President

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